                                                                       EXHIBIT 2

                           FORM 1 VOLUNTARY PETITION

-----------------------------------------------------------------------------------------------------------------------------------
                 UNITED STATES BANKRUPTCY COURT                                               VOLUNTARY
                      District of Delaware                                                    PETITION
-----------------------------------------------------------------------------------------------------------------------------------
IN RE (Name of debtor-if individual, enter Last, First Middle)               NAME OF JOINT DEBTOR (Spouse) (Last, First, Middle)
PortaCom Wireless, Inc., a Delaware Corporation
-----------------------------------------------------------------------------------------------------------------------------------
ALL OTHER NAMES used by debtor in the last 6 years                           ALL OTHER NAMES used by the joint debtor in the last
(Include married, maiden and trade names)                                     6 years
Extreme Technologies, Inc., International PCBX Systems, Inc.,                 (Include married, maiden and trade names)
 USTR Information Systems (Canada), Ltd., Worthing Enterprises, Ltd.
-----------------------------------------------------------------------------------------------------------------------------------
SOC. SEC./TAX I.D. NO. (If more than one, state all)                         SOC. SEC./TAX I.D. NO. (If more than one, state all)
33-0650673
-----------------------------------------------------------------------------------------------------------------------------------
STREET ADDRESS OF DEBTOR (No. and street, city, state, zip)                  STREET ADDRESS OF JOINT DEBTOR (No. and street, city,
                                                                               state, zip)
                                          ----------------------------                                  ---------------------------
10061 Talbert Avenue, Suite 200           COUNTY OF RESIDENCE OR                                        COUNTY OF RESIDENCE OR
Fountain Valley, CA 92708                 PRINCIPAL PLACE OF BUSINESS                                   PRINCIPAL PLACE OF BUSINESS

                                          Orange
-----------------------------------------------------------------------------------------------------------------------------------
MAILING ADDRESS OF DEBTOR (if different from street address)                 MAILING ADDRESS OF JOINT DEBTOR (if different from
                                                                              street address)
----------------------------------------------------------------------------------------------------------------------------------
LOCATION OF PRINCIPAL ASSETS OF BUSINESS DEBTOR                              [_] Debtor has been domiciled or has had a residence,
(if different from addresses listed above)                                       principal place of business or principal assets
                                                                                 in this District for 180 days immediately
                                                                                 preceding the date of this petition or for a
                                                                                 longer part of such 180 days than in any other
                                                                                 District.

                                                                             [_] There is a bankruptcy case concerning debtor's
                                                                                 general partner or partnership pending in this
                                                                                 District.
-----------------------------------------------------------------------------------------------------------------------------------
                                     INFORMATION REGARDING DEBTOR (Check applicable boxes)
-----------------------------------------------------------------------------------------------------------------------------------
TYPE OF DEBTOR                                               CHAPTER OR SECTION OF BANKRUPTCY CODE UNDER WHICH THE PETITION IS
[_] Individual   [X] Corporation Publicly Held               FILED (Check one box)
[_] Joint (H&W)  [_] Corporation Not Publicly Held           [_] Chapter 7    [X] Chapter 11  [_] Chapter 13
[_] Partnership  [_] Municipality                            [_] Chapter 9    [_] Chapter 12  [_] (S) 304-Case Ancillary to
[_] Other ____________________________________________       FILING FEE (Check one box)            Foreign Proceeding
                                                             [X] Filing fee attached.
NATURE OF DEBT                                               [_] Filing fee to be paid in installments.  (Applicable to
[_] Non-Business Consumer  [X]  Business -                       individuals only).  Must attach signed application for the courts
                                Complete A&B below               consideration certifying that the debtor is unable to pay fee
A.  TYPE OF BUSINESS (check one box)                             except in installments.  Rule 1006(b).  See Official Form No. 3.
[_] Farming       [_] Transportation                             ------------------------------------------------------------------
[_] Commodity Broker                                             NAME AND ADDRESS OF LAW FIRM OR ATTORNEY
[_] Professional  [_] Manufacturing/  [_] Construction
[_] Retail/Wholesale    [_] Mining
[_] Real Estate                                                  Francis A. Monaco, Jr., Esquire
[_] Railroad      [_] Stockbroker     [X] Other Business         Walsh & Monzack, P.A.
B.  BRIEFLY DESCRIBE NATURE OF BUSINESS                          400 Commerce Center
                                                                 12th and Orange Streets
Development of wireless and wireline telecommunications          P.O. Box 2031
services in selected developing world markets.                   Wilmington, DE 19899
                                                                 Telephone No. (302) 656-8162
                                                                 ------------------------------------------------------------------
                                                                 NAME(S) OF ATTORNEY(S) DESIGNATED TO REPRESENT THE DEBTOR
                                                                 Francis A. Monaco, Jr., Esquire
-----------------------------------------------------------------------------------------------------------------------------------
STATISTICAL ADMINISTRATIVE INFORMATION (28 U.S.C. (S)        [_] Debtor is not represented by an attorney. Telephone no.
604)                                                             of debtor not represented by an attorney: (           )
      (Estimates only) (Check applicable boxes)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  THIS SPACE FOR COURT USE ONLY
[X] Debtor estimates that funds will be available for distribution to unsecured creditors.

[_] Debtor estimates that after any exempt property is excluded and administrative expenses paid, there will be no funds available for distribution to unsecured creditors.
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ESTIMATED NUMBER OF CREDITORS
[_] 1-15  [_] 16-49  [X] 50-99  [_] 100-199  [_] 200-999  [_] 1000-over
--------------------------------------------------------------------------------
ESTIMATED ASSETS (in thousands of dollars)
[_] Under 50  [_] 50-99  [_] 100-499  [_] 500-999  [X] 1000-9999
[_] 10,000-99,000  [_] over 100,000
--------------------------------------------------------------------------------
ESTIMATED LIABILITIES (in thousands of dollars)
[_] Under 50  [_] 50-99     [_] 100-499
[_] 500-999   [X]1000-9999  [_] 10,000-99,000  [_] over 100,000
--------------------------------------------------------------------------------
ESTIMATED NUMBER OF EMPLOYEES - CH.11 & 12 ONLY
[_] 0  [X] 1-19  [_] 20-99  [_] 100-999  [_]1000-over
--------------------------------------------------------------------------------
ESTIMATED NO. OF EQUITY SECURITY HOLDERS - CH 11 & 12 ONLY
[_] 0  [_] 1-19  [_] 20-99  [_] 100-499  [X]500-over
--------------------------------------------------------------------------------
Name of Debtor: PortaCom Wireless, Inc., a Delaware Corporation        Case No._____________________________

                                                                                                              (Court use only)
------------------------------------------------------------------------------------------------------------------------------------
                                                          FILING OF PLAN

For Chapter 9, 11, 12 and 13 cases only.  Check appropriate box.
[_]  A copy of debtor's proposed plan dated ________________   [X] Debtor intends to file a plan within the time allowed by statute,

     is attached.                                                  rule, or order of the court.
------------------------------------------------------------------------------------------------------------------------------------
                    PRIOR BANKRUPTCY CASE FILED WITHIN LAST 6 YEARS (if more than one, attach additional sheet)
------------------------------------------------------------------------------------------------------------------------------------
Location Where Filed                                  Case Number                                Date Filed

------------------------------------------------------------------------------------------------------------------------------------
   PENDING BANKRUPTCY CASE FILED BY ANY SPOUSE, PARTNER, OR AFFILIATE OF THIS DEBTOR (if more than one, attach additional sheet)
------------------------------------------------------------------------------------------------------------------------------------
Name of Debtor                                        Case Number                                Date

------------------------------------------------------------------------------------------------------------------------------------
Relationship                                          District                                   Judge

------------------------------------------------------------------------------------------------------------------------------------
                                                        REQUEST FOR RELIEF
     Debtor requests relief in accordance with the chapter of title II, United States Code, specified in this petition.
------------------------------------------------------------------------------------------------------------------------------------
                                                            SIGNATURES
------------------------------------------------------------------------------------------------------------------------------------
                                                             ATTORNEY

X     /s/ Francis A. Monaco, Jr.                                        Date  March 23, 1998
------------------------------------------------------------------
Francis A. Monaco, Jr., Esquire
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
               INDIVIDUAL/JOINT DEBTOR(S)                                          CORPORATE OR PARTNERSHIP DEBTOR
     I declare under penalty of perjury that the information       I declare under penalty of perjury that the information provided
provided in this petition is true and correct.                   in this petition is true and correct and that the filing of this
X                                                                petition on behalf of the debtor has been authorized.
---------------------------
Signature of Debtor                                              PortaCom Wireless, Inc.
Date                                                             By: Michael Richard, CEO
X                                                                X    /s/ Michael A. Richard
---------------------------                                      ----------------------------------------------------------------
Signature of Joint Debtor                                        Signature of Authorized Individual
Date
                                                                 Michael Richard
                                                                 ----------------------------------------------------------------
                                                                 Print or Type Name of Authorized Individual

                                                                 Chief Executive Officer of PortaCom Wireless, Inc.
                                                                 -------------------------------------------------------------------

                                                                 Title of Individual Authorized by Debtor to File this Petition
                                                                 Date: March 23, 1998
------------------------------------------------------------------------------------------------------------------------------------
                    EXHIBIT "A" (To be completed if debtor is a corporation requesting relief under chapter 11)
[X] Exhibit "A" is attached and made a part of this petition.
------------------------------------------------------------------------------------------------------------------------------------
              TO BE COMPLETED BY INDIVIDUAL CHAPTER 7 DEBTOR WITH PRIMARILY CONSUMER DEBTS (See P.L. 98-353 (S) 322)

     I am aware that I may proceed under chapter 7, 11, 12 or 13 of title 11, United States Code, understand the relief available under each such chapter and choose to proceed under chapter 7 of such title.

     If I am represented by an attorney, exhibit "B" has been completed.
X                                                        Date
--------------------------------------------------------
Signature of Debtor
X                                                        Date
--------------------------------------------------------
Signature of Joint Debtor
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
            EXHIBIT "B" (To be completed by attorney for individual chapter 7 debtor(s) with primarily consumer debts)

     I, the attorney for the debtor(s) named in the foregoing petition, declare that I have informed the debtor(s) that (he, she, or they) may proceed under chapter 7, 11, 12 or 13 of title 11, United States Code and have explained the relief available under each such chapter.

X                                                        Date
--------------------------------------------------------
Signature of Attorney
------------------------------------------------------------------------------------------------------------------------------------


                                                                     EXHIBIT "A"

UNITED STATES BANKRUPTCY COURT         DISTRICT OF DELAWARE

In re: PortaCom Wireless, Inc., a Delaware Corporation,         Debtor(s)           Case No.             Chapter 11


 (If debtor is a corporation filing under chapter 11 of the Code, this Exhibit
              "A" shall be completed and attached to the petition)


                       EXHIBIT "A" to Voluntary Petition

1.   Debtor's employer identification number is 33-0650673
2. If any of debtor's securities are registered under (S) 12 of the Securities and Exchange Act of 1934, the SEC file number is 0-23228
3. The following financial data is the latest available information and refers to March 27, 1998 debtor's condition on

                                                           Estimated                                             Approximate
          a.   Total assets..........................     $8,000,000.00                                           number of
          b.   Total liabilities.....................     $2,728,816.00/1/ (+ undetermined amount)                 holders
                                                                                                                   -------

          Fixed, liquidated secured debt. . . . . . . . . . $370,259.00                                               1
          Contingent secured debt                                                                                     1
          Disputed secured claims                                                                                     0
          Unliquidated secured debt                                                                                   0

          Fixed, liquidated unsecured debt                $  373,983.00 (+ undetermined amount)                      55
          Contingent unsecured debt                       $1,984,574.00                                              20
          Disputed unsecured claims. . . . . . . . . . .  $1,984,574.00                                              20
          Unliquidated unsecured debt . . . . . . . . . . $1,984,574.00                                              20

     Number of shares of preferred stock. . . . . . . .          0
     Number of shares of common stock. . . . . . . . .       13,576,970

Comments, if any:

4.   Brief description of debtor's business:

     Development of wireless and wireline telecommunications services in selected developing world markets.

5. List the name of any person who directly or indirectly owns, controls or holds, with power to vote, 20% or more of the voting securities of debtor:

     None.

6. List the names of all corporations 20% or more of the outstanding voting securities of which are directly or indirectly owned, controlled, or held, with power to vote, by debtor:

     PCBX Systems, Inc.
     Portacom International, Ltd.
     Extrerme Telecom, Inc.
     Extreme Laboratories, Inc.

__________________

          /1/ Some debts owed by the Debtor are expressed, in whole or in part, in terms of shares of VDC Corporation, Ltd. common stock pursuant to prepetition settlement agreements. All such debts are of an undetermined value and will be listed as such in the Debtor's schedules. A summary of such debts are attached to Schedule "F" as Attachment #1.

                         PORTACOM CORPORATE RESOLUTION
                         -----------------------------

                           UNANIMOUS WRITTEN CONSENT
                                    OF THE
                              BOARD OF DIRECTORS
                                      OF
                            PORTACOM WIRELESS, INC.


     The undersigned, constituting all of the directors (the "Board") of PORTACOM WIRELESS, INC., a Delaware corporation (the "Corporation"), do hereby adopt the following resolutions by consent in writing, pursuant to Section 141(f) of the General Corporation Law of the State of Delaware, to the adoption of the following resolutions effective the date hereof, as if they were adopted at a duly convened meeting of the Board at which a quorum was present and acting throughout:

          RESOLVED, that the management of the Corporation is authorized to file a petition for relief under Chapter 11 of Title 11, United States Code (the "Bankruptcy Code"), in the United States Bankruptcy Court for the District of Delaware if, in management's discretion, such filing is necessary to protect the Corporation's assets or to prevent termination of, or to facilitate the performance of the Corporation's obligations under, certain of its contracts; and it is

          FURTHER RESOLVED, that the officers of the Corporation are authorized and empowered to execute on behalf of the Corporation a petition for relief under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware, and any affidavits, forms, schedules, applications or any other pleadings or documents which are necessary or appropriate, including debtor-in-possession financing arrangements; and it is

          FURTHER RESOLVED, that the officers of the Corporation are authorized to retain on behalf of the Corporation the law firm of Klehr, Harrison, Harvey, Branzburg & Ellers LLP as special transactional counsel and the law firm of Walsh & Monzack, P.A. as bankruptcy counsel, upon such terms and conditions as the officers shall approve, to render legal services to, and to represent, the Corporation in connection with such Chapter 11 proceedings and other related matters in connection therewith; and it is

          FURTHER RESOLVED, that the officers of the Corporation are authorized and directed to take any and all further action and to execute and deliver any and all such further instruments and documents and to pay all such expenses (subject to bankruptcy court approval), where necessary or appropriate in order to carry out fully the intent and accomplish the purposes of the resolutions adopted herein; and it is

          FURTHER RESOLVED, that all actions taken by the officers of the Corporation in connection with the reorganization of the Corporation or any matter related thereto, or by virtue of these resolutions, are hereby in all respects ratified, confirmed and approved.

          FURTHER RESOLVED, that these resolutions may be executed in one or more counterparts and when each director has executed at least one counterpart, the foregoing resolutions shall be adopted and in full force and effect as of the date hereof.

     IN WITNESS WHEREOF, the undersigned have set their hands and seals effective the 16th day of March, 1998.


   /s/ Michael A. Richard                         /s/ Thomas P. Madden
------------------------------                  -----------------------------
Michael A. Richard, Director                    Thomas P. Madden, Director


   /s/ Steven B. Rosner
 -----------------------------
Steven B. Rosner, Director


         CONSTITUTING ALL OF THE DIRECTORS OF PORTACOM WIRELESS, INC.

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE

In re: PortaCom Wireless, Inc., a Delaware Corporation    Debtor(s)            Case No.                 (if known)

            LIST OF CREDITORS HOLDING 20 LARGEST UNSECURED CLAIMS**


     Following is the list of the debtor's creditors holding the 20 largest unsecured claims. The list is prepared in accordance with Fed. R. Bankr. P. 1007(d) for filing in this chapter 11 [or chapter 9] case. This list does not include (1) persons who come within the definition of "insider" set forth in 11 U.S.C. (S) 101(30), or (2) secured creditors unless the value of the collateral is such that the unsecured deficiency places the creditor among the holders of the 20 largest unsecured claims.

-------------------------------------------------------------------------------------------------------------------
(1)                                             (2)                        (3)         (4)           (5)
NAME OF CREDITOR AND COMPLETE       NAME, TELEPHONE NUMBER AND       NATURE OF CLAIM    C       AMOUNT OF CLAIM
MAILING ADDRESS INCLUDING                    COMPLETE               (trade debt, bank   U    (if secured also state
ZIP CODE                             MAILING ADDRESS, INCLUDING     loan, government    D      value of security)
                                           ZIP  CODE OF             contract, etc.)     S
                                        EMPLOYEE, AGENT, OR
                                           DEPARTMENT OF
                                    CREDITOR FAMILIAR WITH CLAIM
-------------------------------------------------------------------------------------------------------------------
JMS North America, Inc.            Indu Singh                                           D              $ 892,432
12450 Fair Lakes Circle #370       fax # (703) 631-6804                                 U
Fairfax, VA 22033                                                                       C
-------------------------------------------------------------------------------------------------------------------
Caspian Securities Limited         Richard Halcrow                                      D              $ 423,503
199 Bishopsgate                    fax # 44-171-442-8686                                U
London, England EC2M 3TY                                                                C
-------------------------------------------------------------------------------------------------------------------
J. Michael Christiansen            J. Michael Christiansen                              D              $ 350,000
2114 Farrell Avenue                fax #310-542-4643                                    U
Redondo Beach, CA 90278                                                                 C
-------------------------------------------------------------------------------------------------------------------
SLD Capital Corporation            Steven Rosner                                                       Undetermined
One Belmont Avenue,                fax # (610) 660-5905
Ste. 417
Bala Cynwyd, PA 19004
-------------------------------------------------------------------------------------------------------------------
Douglas MacLellan                  Douglas MacLellan                                                   Undetermined
8324 Delgany Avenue                fax # (310) 301-7748
Playa del Rey, CA 90293
-------------------------------------------------------------------------------------------------------------------
Linklaters and Paines Singapore    Ian Arstall                                                         $  80,000
9 Raffles Place                    fax # 65-438-4811
Republic Plaza #52-00
Singapore 848619
-------------------------------------------------------------------------------------------------------------------

___________________
          ** Some debts owed by the Debtor are expressed, in whole or in part, in terms of shares of VDC Corporation, Ltd. common stock pursuant to prepetition settlement agreements. All such debts are of an undetermined value and will be listed as such in the Debtor's schedules. A summary of such debts are attached to Schedule "F" as Attachment #1.

-------------------------------------------------------------------------------------------------------------------
          (1)                                (2)                 (3)                 (4)            (5)
-------------------------------------------------------------------------------------------------------------------
Banque SCS Alliance                Guyon King                                                   $ 205,675
11 Route de Florissant             fax # 41-22-346-1530
Case Postale 3733
Geneva 3 Switzerland 1211
-------------------------------------------------------------------------------------------------------------------
Day Campbell & McGill              Rowland Day                                                  $ 125,000
3070 Bristol St. #650              fax # 714-429-2901
Costa Mesa, CA 92626
-------------------------------------------------------------------------------------------------------------------
HMA Associates                     Howard Appel                                                 Undetermined
1 Belmont Avenue, Suite 417        fax #610-660-5905
Bala Cynwyd, PA 19004
-------------------------------------------------------------------------------------------------------------------
Kochhar and Co.                    Rohit Kochhar                                     D          Undetermined
S-454, Greater Kaash-II            fax # 91-11-646-9656                              U
New Delhi, India  110 048                                                            C
-------------------------------------------------------------------------------------------------------------------
SPH Equities                       Steve Harrington                                             Undetermined
401 City Avenue #725               fax # (610) 660-5905
Bala Cynwyd, PA 19004
-------------------------------------------------------------------------------------------------------------------
Rozel Internat'l Holdings Ltd.     Harold Chaffe                                                Undetermined
Whitehill Hse., Newby Road         fax #44-161-487-1500
Industrial Estate
Stratford Cheshire, UK SK75DA
-------------------------------------------------------------------------------------------------------------------
Wills Wei Corporation              Michael Marcus                                               Undetermined
300 S. 4th Street, Ste. 1100       fax #310-457-1892
Las Vegas, NV 89101
-------------------------------------------------------------------------------------------------------------------
Michael Marcus                     Michael Marcus                                               Undetermined
300 S. 4th Street, Ste. 1100       fax #310-457-1892
Las Vegas, NV 89101
-------------------------------------------------------------------------------------------------------------------
Madden Consulting, Inc.            Thomas Madden                                                Undetermined
37323 17th Avenue S.               fax # (253) 815-1077
Federal Way, WA 98003
-------------------------------------------------------------------------------------------------------------------

CUDS If contingent, enter C; if unliquidated, enter U; if disputed, enter D; if subject to setoff, enter S.

-------------------------------------------------------------------------------------------------------------------
                    (1)                                (2)                 (3)       (4)            (5)
-------------------------------------------------------------------------------------------------------------------
Effectenbank Stroeve  Lavaterstrasse 45      Jakes Fernando                                    Undetermined
P.O. Box CH-8027                             fax # 41-1-202-1942
Zurich, Switzerland 8002
-------------------------------------------------------------------------------------------------------------------
Mustang Management, Ltd.                     Steven Leahy                            D         $45,074
1155 Melville Street, Suite 11               fax (604) 682-1324                      U
Vancouver, BC V6E 4C4                                                                C
-------------------------------------------------------------------------------------------------------------------
Michael A. Richard                           Michael A. Richard                                Undetermined
21122 Shepherd Lane                          fax # (714) 593-3264
Huntington Beach, CA 92648
-------------------------------------------------------------------------------------------------------------------
Stephens International, Inc.                 Stephen O. Stephens                               Undetermined
700 East Ninth Street, Ste. 11-L             fax #(501) 374-5855
Little Rock, AR 72202
-------------------------------------------------------------------------------------------------------------------
Econolynx International, Ltd.                Keith Hay                               D         $61,791
1900 Merivale Road #202                      fax #(613) 723-7333                     U
Nepean, ON Canada K2G 4N4                                                            C
-------------------------------------------------------------------------------------------------------------------

Unsworn Declaration under Penalty of Perjury (partnership or corporation). I declare under penalty of perjury that I have read the answers contained in the foregoing list of creditors and that they are true and correct to the best of my knowledge, information and belief.


March 23, 1998       /s/ Michael A. Richard         Michael A. Richard, C.E.O.
----------------     ------------------------   --------------------------------
     Date                  Signature                  Print Name and Title


(An individual signing on behalf of a partnership or corporation must indicate position or relationship to debtor.)
Penalty for making a false statement: Fine of up to $500.00 or imprisonment for up to 5 years, or both. 18 U.S.C. (S)(S) 152 and 3571.

                        UNITED STATES BANKRUPTCY COURT
                         FOR THE DISTRICT OF DELAWARE

___________________________________
                                   :
PORTACOM WIRELESS, INC.,           :    CHAPTER 11
a Delaware Corporation             :
                                   :    CASE NO.
             Debtor.   :
___________________________________:

            MATRIX OF CREDITORS OF DEBTOR, PORTACOM WIRELESS, INC.
            ------------------------------------------------------

ADP Independent Investor Comm. Corp.
1048 Ronsa Court
Mississauga, ON Canada L4W 4V6

R. K. Alexander
228 Westshore
30 Midpark Cresant, S.E.
Calgary, Alberta T2X 1P3

Automatic Data Processing
1505 Pavilion Place
Norcross, GA 30093

American States Insurance
c/o Robinson Insurance Agency
2081 Business Center Drive
Suite 200
Irvine, CA 92612

AT&T
P.O. Box 10103
Van Nuys, CA 91410

AT&T Calling Card
P.O. Box 27-820
Kansas City, MO 64184

AT&T Wireless Long Distance
P.O. Box 30247
Tampa, FL 33630



925 Paterson Plank Road
Secaucus, NJ 07094

Bowne of Los Angeles, Inc.
633 W. Fifth Street, 14th Fl.
Los Angeles, CA 90071

Carswell Thompson Publishers
P.O. Box 1991, Staton B
Toronto, ON Canada MST 3G1

Caspian Securities Limited
199 Bishopsgate
London, England EC2M 3TY

J. Michael Christiansen
2114 Farrell Avenue
Redondo Beach, CA 90278

Cybernet Data Services
50 Washington Street, 9th Fl.
S. Norwalk, CT 06854

Day Campbell & McGill
3070 Bristol St. #650
Costa Mesa, CA 92626

Dirksen Flipse Doran & Le
No. 45 Preah Sunamark Blvd
P.O. Box 7
Phnom Penh, Cambodia

Disclosure, Inc.
P.O. Box 360922
Pittsburgh, PA 15251

Dunn and Bradstreet
P.O. Box 75949
Chicago, IL 54726

Eclipse Communications
P.O. Box 60961
New Orleans, LA 70160

Econolynx International, Ltd.
1900 Merivale Road #202
Nepean, ON Canada K2G 4N4

Elmcroft Holdings
1900 Merivale Road #202
Nepean, ON Canada K2G 4N4

SPH Equities
401 City Avenue #725
Bala Cynwyd, PA 19004

Vera Frantom
P.O. Box 2273
Running Springs, CA 92382

Howard B. Frantom
P.O. Box 2273
Running Springs, CA 92382

HMA Associates
1 Belmont Avenue, Suite 417
Bala Cynwyd, PA 19004


Chester E. Howard
8954 Canary Avenue
Fountain Valley, CA 92708

Interior Investments, Inc.
1549 Barclay Blvd.
Buffalo Grove, IL 60089

Internal Revenue Service
Bankruptcy Section
1111 Constitution Avenue, N.W.
Washington, DC 20224

JMS North America, Inc.
12450 Fair Lakes Circle #370
Fairfax, VA 22033

Kochhar and Co.
S-454, Greater Kaash-II
New Delhi, India  110 048

Koffman Kalef
885 W. Georgia Street, 19th Fl.
Vancouver, BC Canada VBC 3H4

Los Angeles Cellular Telephone Co.
P.O.Box 6028
Cerritos, CA 90703

Stephen Leahy
#11 - 1155 Melville Street
Vancouver, BC Canada VSE 4C4

Linklaters and Paines
9 Raffles Place
Republic Plaza #52-00
Singapore 848819

Douglas MacLellan
8324 Delgany Avenue
Playa del Rey, CA 90293


Nora MacLellan
8324 Delgany Avenue
Playa del Rey, CA 90293

Madden Consulting, Inc.
37323 17th Avenue S.
Federal Way, WA 98003

Morris Magid
1054 Selby Avenue
Los Angeles, CA 90024

Michael Marcus
300 S. 4th Street, Suite 1100
Las Vegas, NV 89101

McCullough O'Conner & Irwin
888 Dunsmuir Street #1100
Vancouver, BC  V6E 2EG

Merrill Lynch Reorg NJ
101 Hudson Street
Jersey City, NJ 07302

Metromedia Asia Corporation
c/o Metromedia Company
One Meadowlands Plaza
East Rutherford, NJ 07073

Mustang Management, Ltd.
1155 Melville Street
Vancouver, BC V6E 4C4

James A. Nash, Accountant
244 S. Sepulveda Blvd.
Manhattan Beach, CA 90266

Network Technologies, Inc.
7630 Little River Turnpike, Ste. 100
Annadale, VA 22003


Pacific Corporate Trust
625 Howe Street, Ste. 830
Vancouver, BC Canada V6C 3B8

Francis T. Phalen
19620 Superior Street
Northridge, CA 91324

Philadelphia Depository Trust Company
1900 Market Street
Philadelphia, PA 19103

Robert J. Poulson, Esquire
63 Pioneer Street
Cooperstown, NY 13326

RIA Group
P.O. Box 6159
Carol Stream, IL 60197

Michael A. Richard
21122 Shepherd Lane
Huntington Beach, CA 92648

Richman Lawrence Mann
9601 Wilshire Blvd.
Penthouse
Beverly Hills, CA 90210

J. Sagar and Assoc.
84-E C-6 Lane
Sainik Farms
New Delhi, India 110 082

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

Thomas Scichili
Via Della Croce 77
Rome, Italy 00187


Gulu Shaw
Current Address Unknown

SLD Capital Corporation
One Belmont Avenue, Ste. 417
Bala Cynwyd, PA 19004

Stephen Stephens
Stephens International, Inc.
700 E. Ninth Street, Suite 11-L

Little Rock, AR 72202

Stephens International, Inc.
700 E. Ninth Street, Suite 11-L
Little Rock, AR 72202

U.S. Attorney's Office
District of Delaware
Federal Building, Room 5110
844 King Street
Wilmington, DE 19801

U.S. Attorney's Office
District of Central California
1269 U.S. Courthouse
312 N. Spring Street
Los Angeles, CA 90012

UPS
P.O. Box 505820
The Lakes, NV 88905

Vancouver Stock Exchange
P.O. Box 10333
609 Granville Street
Vancouver, BC Canada V7Y 1H1

Video Monitoring Services
330 W. 42nd Street
New York, NY 10036


Warren Gorham & Lamont
31 St. James Avenue
Boston, MA 02116

Wescott Group
11111 Santa Monica Blvd.
Suite 2050
Los Angeles, CA 90025

VDC Corporation, Ltd.
P.O. Box HM 1255
44 Church Street
Hamilton, Bermuda

Banque SCS Alliance
11 Route de Florissant
Case Postale 3733
Geneva 3 Switzerland 1211

Rozel International Holdings, Ltd.
Whitehill Hse.,
Newby Road
Industrial Estate
Stratford Cheshire, UK

Samuel Buck
P.O. Box 100
Friday Harbor, WA 98250

Effectenbank Stroeve
Lavaterstrasse 45
P.O. Box CH-8027
Zurich, Switzerland 8002

David Fujii
1400 Canal Avenue
Long Beach, CA 90813

John Fujii
1400 Canal Avenue
Long Beach, CA 90813



Daniel Gooze
1748 N. Richmond Street
Chicago, IL 60847

Marcos Kohn
9340 Meaux
St. Leonard, PQ Canada H1R 3H2

Stan Lackey
1807 San Ysidro
Beverly Hills, CA 90210
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Michael Milligan
39000 Bob Hope Drive
Suite 340
Rancho Mirage, CA 92270

Daniel Slotton
12827 Short Avenue
Los Angeles, CA 90085

Wills Wei Corporation
300 S. 4th Street, Ste. 1100
Las Vegas, NV 89101

Warren Zee
921 Arnold Drive
Martinez, CA 94553

State of California
Franchise Tax Board
P.O. Box 942857
Sacramento, CA 94257

State of Delaware Department of State
Division of Corporations
401 Federal Street
Suite 4
Dover, DE 19901